Investor Presentation January 2015 Cantor Fitzgerald’s 2nd Annual Healthcare Conference July 12th, 2016 Exhibit 99.1

Safe Harbor Statement This presentation contains "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, that there is a $2 billion market opportunity for ILUVIEN, Alimera’s ability to gain new territory to sell ILUVIEN, that the Middle East MEAgate agreement will generate revenue in 2017, that ILUVIEN’s estimated peak sales potential exceeds $400 to $500 million and that there is a 17% US incidence growth of DME yearly. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward- looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplate,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “ongoing,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to Alimera’s ability to close on additional or alternative debt financing in an appropriate time frame, Alimera’s failure to meet is financial covenants under its amended loan facility with Hercules Capital, Inc., or if Alimera fails to meet is financial covenants, Hercules Capital, Inc. deciding to not waive those failures, any of which could materially affect Alimera’s commercialization of ILUVIEN. Meaningful factors also include, but are not limited to marketing acceptance of ILUVIEN in the US and Europe, physicians’ ability to obtain reimbursement for ILUVIEN and seasonality, as well as other factors discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Alimera's Annual Report on Form 10K for the year ended December 31, 2015, and Quarterly Report on Form 10Q for the quarter ended March 31st, 2016, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera's Quarterly Report on Form 10-Q for the quarter ended June 30th, 2016. In addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. 2 © 2016 Alimera Sciences, All Rights Reserved 2

• 2015 Revenue growth of 167% • Significant Benefits to the current standard of care • Expanding Distribution Platform • Strong Senior Management Team Estimated Global Market Opportunity $2B Commercial Stage DME Corticosteroid Treatment Commercialization of ILUVIEN® in 2015 3 © 2016 Alimera Sciences, All Rights Reserved 3

Management Team Strong Senior Management Team with +100 Years of Ophthalmology Experience 4 © 2016 Alimera Sciences, All Rights Reserved 4

Product Overview A Unique Treatment of Diabetic Macular Edema (DME)

Debilitating Permanent Damage of DME Primary Cause of Vision Loss in Diabetic Patients 6 © 2016 Alimera Sciences, All Rights Reserved 6 of DME patients treated with current standard of care end up with vision of 20/60 or worse 55% • Leaky blood vessels in the macula cause the retina to swell • Causes blurred vision in early stage, over long term may cause cumulative damage. *Source: ASI MR June 2014

Anti-VEGF Treatments: Not Effective For All Patients Two Independent Clinical Studies Provide Evidence 7 © 2016 Alimera Sciences, All Rights Reserved 7 A Source: Diabetic Retinopathy Clinical Research Network, Wells JA, et al. Comparative Effectiveness Randomized Clinical Trial of Aflibercept, Bevacizumab, or Ranibizumab for Diabetic Macular Edema. N Engl J Med. 2015;372:1193-1203. DOI: 10.1056/NEJMoa1414264. B Source: Aflibercept, Bevacizumab, or Ranibizumab for Diabetic Macular Edema, The Diabetic Retinopathy Clinical Research Network*, N Engl J Med 2015; 372:1193-1203 March 26, 2015 DOI: 10.1056/NEJMoa1414264

8 © 2016 Alimera Sciences, All Rights Reserved 8 ILUVIEN®: Unique DME Treatment Consistent Control for Patients Who Require Persistent Treatment

ILUVIEN®: Unique DME Treatment Consistent Control for Patients Who Require Persistent Treatment 9 © 2016 Alimera Sciences, All Rights Reserved 9 Proven to last up to 36 months Up to 12 times longer than the next comparable long-acting product Continuous drug delivery Eliminates the inconsistent treatment of other, more frequently dosed options Patient Friendly Long-acting efficacy with a single injection Extended patent protection

Consistent Delivery With Sustained Effect ILUVIEN® Delivers Consistent Treatment 10 © 2016 Alimera Sciences, All Rights Reserved 10 Source: (a) OZURDEX® data from European Medicines Agency Assessment Report (b) ILUVIEN® data from Phase III Clinical Trials (FAME)

Significant Market Opportunity

Estimated Worldwide Market Opportunity for DME 12 © 2016 Alimera Sciences, All Rights Reserved 12 2015 2019 US Incidence growth >17% 575,000 Existing DME Patients 116,000 U.S. Incidence 136,000 U.S. Incidence 646,000 Existing DME Patients Global Market Opportunity $2B 59% EU 835,000 Patients 41% U.S. 575,000 Patients

Cost-Effective Treatment Option – United States Calculated based on the midpoint of annual labeled injections range, 3-year treatment period 13 © 2016 Alimera Sciences, All Rights Reserved 13

Global Commercialization Status ILUVIEN®’s Commercialization Footprint is Large, and we are Making Inroads to New Territory 14 © 2016 Alimera Sciences, All Rights Reserved 14 marketed approved

15 © 2016 Alimera Sciences, All Rights Reserved 15 Persistent US Account Growth Driven by Salesforce Execution

16 © 2016 Alimera Sciences, All Rights Reserved 16 Benefit Investigations on the Rise An Indicator of Revenue Growth to Come

17 © 2016 Alimera Sciences, All Rights Reserved 17 Europe Back on Track

18 © 2016 Alimera Sciences, All Rights Reserved 18 Partnership Development Driving Market Opportunity Through International Licensing Agreements

Summary 19 © 2016 Alimera Sciences, All Rights Reserved 19

Investor Presentation January 2015 Cantor Fitzgerald’s 2nd Annual Healthcare Conference July 12th, 2016